EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Wind Energy America Inc. (the “Company”) on Form 10-QSB/A for the quarter ended December 31, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, Robert O. Knutson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 31, 2008	/s/ Robert O. Knutson
Robert O. Knutson Principal Executive Officer and Principal Financial Officer of Wind Energy America Inc.